                                                                   EXHIBIT 99.9



DEBTOR: CAPE COD LIGHT, L.L.C.                      CASE NUMBER: 01-10962 (EIK)


                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.

/s/ Nicholas J. Davison
-----------------------
Nicholas J. Davison
Senior Vice President


/s/ Randall L. Talcott
----------------------
Randall L. Talcott
Vice President -- Finance

DEBTOR: CAPE COD LIGHT, L.L.C.                      CASE NUMBER: 01-10962 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001

                                    CONTENTS

Attachment 1             Summary of Bank and Investment Accounts

Attachment 2             Schedule of Receipts and Disbursements

Attachment 3             Bank and Investment Account Statements

Attachment 4             Income Statement

Attachment 5             Balance Sheet

Attachment 6             Summary of Due To/Due From Intercompany Accounts

Attachment 7             Accounts Receivable Aging

Attachment 8             Accounts Payable Detail

Attachment 9             Notes to November Monthly Operating Report

                        Summary Of Bank And Investment Accounts     Attachment 1
                                Cape Cod Light, L.L.C.
Summary                        Case No: 01-10962 (EIK)                 UNAUDITED
Cape Cod Light, LLC   For Period Of 23 October - 30 November, 2001

                                              Balances
                                   -----------------------------------      Receipts &               Bank
                                      Opening           Closing            Disbursements           Statements        Account
Account                            As Of 10/23/01    As Of 11/30/01          Included               Included        Reconciled
                                   --------------    --------------       ---------------       ----------------    ----------
Cape Cod Light Escrow              8,158,727.80       8,158,727.80        No - Account Is       No - Account Is     No
US Dept Of Transportation                                                 Under Control         Under Control
Maritime Administration                                                   Of Maritime           Of Maritime
                                                                          Administration        Administration -
                                                                                                No Statements

                               Receipts & Disbursements             Attachment 2
                               Cape Cod Light, L.L.C.
Summary                        Case No: 01-10962 (EIK)
Cape Cod Light, LLC   For Period Of 23 October - 30 November, 2001
Attach 2&3

         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                     Concentration & Investment Account Statements  Attachment 3
                              Cape Cod Light, L.L.C.
Summary                       Case No: 01-10962 (EIK)
Cape Cod Light, LLC   For Period Of 23 October - 30 November, 2001
Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4
                                                              21-JAN-02 18:30:21
                                                                         Page: 1

                          AMCV US SET OF BOOKS Date:
                               INCOME STATEMENT
                            Current Period: NOV-01

currency USD
 Company=32 (CAPE COD LIGHT)

                                                     PTD-Actual
                                                       NOV-01
                                                    -----------
Revenue
  Gross Revenue                                            0.00
  Allowances                                               0.00
                                                    -----------
  Net Revenue                                              0.00

Operating Expenses
  Air                                                      0.00
  Hotel                                                    0.00
  Commissions                                              0.00
  Onboard Expenses                                     3,000.00
  Passenger Expenses                                     255.38
  Vessel Expenses                                       (118.00)
  Layup/Drydock Expense                                    0.00
  Vessel Insurance                                         0.00
                                                    -----------
  Total Operating Expenses                             3,137.38
                                                    -----------
  Gross Profit                                        (3,137.38)
SG&A Expenses
    Sales & Marketing                                      0.00
    Pre-Opening Costs                                  3,654.34
                                                    -----------
  Total SG&A Expenses                                  3,654.34
                                                    -----------
  EBITDA                                              (6,791.72)

  Depreciation                                             0.00
                                                    -----------

  Operating Income                                    (6,791.72)
  Other Expense/(Income)
  Interest Income                                          0.00
  Interest Expense                                    10,914.79
  Equity in Earnings for Sub                               0.00
                                                    -----------
  Total Other Expense/(Income)                        10,914.79
                                                    -----------
  Net Pretax Income/(Loss)                           (17,706.51)
                                                    -----------
  Income Tax Expense                                       0.00
                                                    -----------
  Net Income/(Loss)                                  (17,706.51)
                                                    -----------

                                                                   Attachment 5
                                                       Date: 21-JAN-02 15:10:52
                                                                        Page: 1

currency USD
 Company-32 (CAPE COD LIGHT)

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

                                                            YTD-Actual                 YTD-Actual
                                                              NOV-01                     OCT-01
                                                         ---------------             ---------------
ASSETS
     Cash and Equivalent                                            0.00                        0.00
     Restricted Cash                                        8,158,728.00  Note 3        8,158,728.00
     Marketable Securities                                          0.00                        0.00
     Accounts Receivable                                            0.00                       42.00
     Inventories                                              217,563.69  Note 1          217,563.69
     Prepaid Expenses                                          71,900.00                   74,900.00
     Other Current Assets                                           0.00                        0.00
                                                         ---------------             ---------------
          Total Current Assets                              8,448,191.69                8,451,233.69
     Fixed Assets                                          36,062,432.89               35,993,283.77
     Accumulated Depreciation                                       0.00                        0.00
                                                         ---------------             ---------------
          Net Fixed Assets                                 36,062,432.89               35,993,283.77
     Net Goodwill                                                   0.00                        0.00
     Intercompany Due To/From                             (13,395,415.10)             (13,322,516.26)
     Net Deferred Financing Fees                            2,619,551.08  Note 2        2,630,465.87
     Net Investment in Subsidiaries                                 0.00                        0.00
     Other Non Current Assets                                       0.00                        0.00
                                                         ---------------             ---------------
          Total Other Assets                              (10,775,864.02)             (10,692,050.39)
                                                         ---------------             ---------------
          Total Assets                                     33,734,760.56               33,752,467.07
                                                         ---------------             ---------------

                                                        Date: 21-JAN-02 15:10:52
                                                                         Page: 2

                        AMCV US SET OF BOOKS
                             BALANCE SHEET
                          Current Period: NOV-01

currency USD
 Company=32 (CAPE COD LIGHT)


                                                            YTD-Actual                 YTD-Actual
                                                              NOV-01                     OCT-01
                                                         ---------------             ---------------
LIABILITIES
     Accounts Payable                                               0.00                        0.00
     Accrued Liabilities                                       75,000.00 Note 5            75,000.00
     Deposits                                                       0.00                        0.00
                                                         ---------------             ---------------
          Total Current Liabilities                            75,000.00                   75,000.00
     Long Term Debt                                                 0.00                        0.00
     Other Long Term Liabilities                                    0.00                        0.00
                                                         ---------------             ---------------
          Total Liabilities                                    75,000.00                   75,000.00

OTHER
     Liabilities Subject to Compromise                     40,041,676.00               40,041,676.00
                                                         ---------------             ---------------
          Total Other                                      40,041,676.00               40,041,676.00

OWNER'S EQUITY
     Common Stock                                                   0.00                        0.00
     Add'1 Paid In Capital                                          0.00                        0.00
     Current Net Income (Loss)                             (4,679,233.65)              (4,661,527.14)
     Retained Earnings                                     (1,702,681.79)              (1,702,681.79)
                                                         ---------------             ---------------
          Total Owner's Equity                             (6,381,915.44)              (6,364,208.93)
                                                         ---------------             ---------------
          Total Liabilities & Other &                      33,734,760.56               33,752,467.07
                                                         ---------------             ---------------

                                                                    Attachment 6

                        Cape Cod Light, L.L.C. 01-10962

                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001

                                                                    BEGINNING                                           ENDING
AFFILIATE NAME                                   CASE NUMBER         BALANCE          DEBITS         CREDITS            BALANCE
--------------                                   -----------    ---------------      --------     -----------     ---------------
American Classic Voyages Co.                       01-10954        1,674,776.12            --        3,654.34        1,671,121.78
AMCV Cruise Operations, Inc.                       01-10967       (3,949,117.82)       118.00          213.38       (3,949,213.20)
The Delta Queen Steamboat Co.                      01-10970        1,436,292.11            --              --        1,436,292.11
DQSB II, Inc.                                      01-10974              (82.74)           --              --              (82.74)
Great AQ Steamboat, L.L.C.                         01-10960          500,000.00            --              --          500,000.00
Great River Cruise Line, L.L.C.                    01-10963              270.05            --              --              270.05
Great Ocean Cruise Line, L.L.C.                    01-10959           (4,980.00)           --              --           (4,980.00)
Cruise America Travel, Incorporated                01-10966           (2,706.08)           --              --           (2,706.08)
Delta Queen Coastal Voyages, L.L.C.                01-10964            1,302.19            --              --            1,302.19
Cape May Light, L.L.C.                             01-10961            8,675.31            --              --            8,675.31
Project America, Inc.                                   N/A          (52,500.00)           --              --          (52,500.00)
Oceanic Ship Co.                                        N/A           42,930.22            --              --           42,930.22
Project America Ship II, Inc.                           N/A           97,472.74            --              --           97,472.74
Ocean Development Co.                              01-10972      (13,075,170.55)           --       69,149.12      (13,144,319.67)
American Hawaiian Properties Corporation           01-10976          (31,777.30)           --              --          (31,777.30)
Great Independence Ship Co.                        01-10969           32,099.49            --              --           32,099.49
                                                                ---------------      --------     -----------     ---------------
                                                                 (13,322,516.26)       118.00       73,016.84      (13,395,415.10)
                                                                ===============      ========     ===========     ===============

                                                                    Attachment 7



                               Cape Cod Light, LLC

                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001

                                 Not Applicable

                                                                    Attachment 8


                               Cape Cod Light, LLC

                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001

                                 Not Applicable

                                                                   Attachment 9


DEBTOR: CAPE COD LIGHT, L.L.C.                       CASE NUMBER: 01-10962 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001


                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical. book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company. "

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. Restricted cash represents escrowed proceeds from debt issued to finance the construction of the Cape Cod Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. This account was last reconciled on October 22, 2001. The trustee has not provided to the Debtor additional information needed to reconcile the account since that date.

4. The Cape Cod Light was under construction at the time the Debtor filed for Chapter 11 bankruptcy protection. The vessel is not complete and remains at the facilities of the shipbuilder, Atlantic Marine, Inc.

                                                                   Attachment 9



DEBTOR: CAPE COD LIGHT, L.L.C.                       CASE NUMBER: 01-10962 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT

5. Accrued liabilities contains an accrual for vessel lay-up. The Debtor has ceased recording further accruals pending the outcome of Chapter 11 proceedings.

6. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.